CUSIP No. 679369108	SCHEDULE 13G	Page 29 of 31 Pages

EXHIBIT 99.1
JOINT FILING AGREEMENT

Each of the undersigned, pursuant to Rule 13d-1(k)(1) under the Act, hereby agrees and acknowledges that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of the Common Stock and the information required by this Schedule 13G, to which this Agreement is attached as an exhibit, is filed on behalf of them.  The undersigned further agree that any further amendments or supplements thereto shall also be filed on behalf of each of them.

Date: February 14, 2022	ADVENT INTERNATIONAL CORPORATION

/s/ Neil Crawford
	Name:	Neil Crawford
	Title:	Director, Fund Administration

Date: February 14, 2022	ADVENT INTERNATIONAL GPE IX-A SCSP
ADVENT INTERNATIONAL GPE IX-D SCSP
ADVENT INTERNATIONAL GPE IX-E SCSP
ADVENT INTERNATIONAL GPE IX STRATEGIC INVESTORS SCSP

By: GPE IX GP S.A.R.L., GENERAL PARTNER
By: ADVENT INTERNATIONAL GPE IX, LLC, MANAGER

/s/ Justin Nuccio
Name: Justin Nuccio
Title: Manager

By: ADVENT INTERNATIONAL CORPORATION, MANAGER

/s/ Neil Crawford
Name: Neil Crawford
Title: Director, Fund Administration

Date: February 14, 2022	ADVENT INTERNATIONAL GPE IX LIMITED PARTNERSHIP
ADVENT INTERNATIONAL GPE IX-B LIMITED PARTNERSHIP

CUSIP No. 679369108	SCHEDULE 13G	Page 30 of 31 Pages
ADVENT INTERNATIONAL GPE IX-C LIMITED PARTNERSHIP ADVENT INTERNATIONAL GPE IX-F LIMITED PARTNERSHIP ADVENT INTERNATIONAL GPE IX-G LIMITED PARTNERSHIP ADVENT INTERNATIONAL GPE IX-H LIMITED PARTNERSHIP
ADVENT INTERNATIONAL GPE IX-I LIMITED

By: GPE IX GP LIMITED PARTNERSHIP, GENERAL PARTNER
By: ADVENT INTERNATIONAL GPE IX, LLC, GENERAL PARTNER
By: ADVENT INTERNATIONAL CORPORATION, MANAGER

/s/ Neil Crawford
Name: Neil Crawford
Title: Director, Fund Administration

Date: February 14, 2022
ADVENT PARTNERS GPE IX LIMITED PARTNERSHIP
ADVENT PARTNERS GPE IX CAYMAN LIMITED PARTNERSHIP
ADVENT PARTNERS GPE IX-A LIMITED PARTNERSHIP
ADVENT PARTNERS GPE IX-A CAYMAN LIMITED PARTNERSHIP
ADVENT PARTNERS GPE IX-B CAYMAN LIMITED PARTNERSHIP

By: ADVENT GPE IX GP LIMITED PARTNERSHIP, GENERAL PARTNER By: ADVENT INTERNATIONAL GPE IX, LLC, GENERAL PARTNER By: ADVENT INTERNATIONAL CORPORATION, MANAGER

/s/ Neil Crawford
Name: Neil Crawford
Title: Director, Fund Administration

CUSIP No. 679369108	SCHEDULE 13G	Page 31 of 31 Pages
Date: February 14, 2022	GPE IX GP S.A.R.L.

By: ADVENT INTERNATIONAL GPE IX, LLC, MANAGER

/s/ Justin Nuccio
Name: Justin Nuccio
Title: Manager

By: ADVENT INTERNATIONAL CORPORATION, MANAGER

/s/ Neil Crawford
Name: Neil Crawford
Title: Director, Fund Administration

Date: February 14, 2022	GPE IX GP LIMITED PARTNERSHIP

By: ADVENT INTERNATIONAL GPE IX, LLC, GENERAL PARTNER
By: ADVENT INTERNATIONAL CORPORATION, MANAGER

/s/ Neil Crawford
Name: Neil Crawford
Title: Director, Fund Administration

AP GPE IX GP LIMITED PARTNERSHIP

By: ADVENT INTERNATIONAL GPE IX, LLC, GENERAL PARTNER By: ADVENT INTERNATIONAL CORPORATION, MANAGER

/s/ Neil Crawford
Name: Neil Crawford Title: Director, Fund Administration

Date: February 14, 2022	ADVENT INTERNATIONAL GPE IX, LLC

By: ADVENT INTERNATIONAL CORPORATION, MANAGER

/s/ Neil Crawford
Name: Neil Crawford
Title: Director, Fund Administration